EXHIBIT 10.22

                                    FORM OF
                             DEBT EXCHANGE AGREEMENT


     This Debt Exchange Agreement (this "Agreement") is dated as of __________ __, 2006, by and between Equity Technologies & Resources, Inc., a Delaware corporation (the "Company"), and the undersigned ("Holder").

                                    RECITALS:

     WHEREAS, the Company is currently indebted to Holder in the amount of $________ (the "Debt"); and

     WHEREAS, the Company and MB Holding Corporation, a Nevada corporation ("MBH"), and H.E.B., LLC, a Nevada limited liability company, have entered into that certain Stock Exchange Agreement pursuant to which the Company will acquire all of the issued and outstanding shares of MBH (the "Exchange Agreement"); and

     WHEREAS, it is a condition to the consummation of the transactions contemplated under the Exchange Agreement that, among other things, the Company
(a) undertake a 100:1 reverse stock split of its Class A Common Stock, $.001 par value per share (the "Reverse Split"), and (b) subsequently amend and restate its Certificate of Incorporation so that after the effectiveness of the aforementioned events, its capital shall consist of 110,000,000 shares, of which 100,000,000 shares shall be common stock, $.001 par value per share (the "Post Split Common Stock"), and 10,000,000 of which shall be preferred stock, $.001 par value per share (the "Amended and Restated Certificate," and together with the Reverse Split, the "Capital Transactions"); and

     WHEREAS, as a condition to the consummation of the transactions contemplated under the Exchange Agreement, all indebtedness of the Company is to be cancelled in exchange for approximately 2,400,000 shares of Post Split Common Stock (approximately one (1) share of Post Split Common Stock for each $1.00 of indebtedness); and

     WHEREAS, subject to the terms and conditions set forth herein, Holder is willing to exchange the Debt for an aggregate of ____________ shares of Post Split Common Stock (the "Shares").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the Parties hereby agree as follows:

                                   AGREEMENTS:

1.   Securities Exchange.

     (a) In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, at the Closing (as hereinafter defined) Holder hereby agrees to cancel the Debt in exchange for the Shares.

     (b) The closing under this Agreement (the "Closing") shall take place at the offices of Jackson Walker L.L.P., 201 Main Street, Suite 60000, Dallas, Texas 75202, simultaneously with the closing of the transactions contemplated under the Exchange Agreement (the "Closing Date").




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     (c)  Notwithstanding the foregoing,  in the event the Capital  Transactions are not consummated on or before the Closing Date, then this Agreement shall be null and void, ab initio.

2. Representations, Warranties and Covenants of Holder. Holder hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company, as follows:

     (a) If Holder is an entity, then such Holder is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

     (b) This Agreement has been duly authorized, validly executed and delivered by Holder and is a valid and binding agreement and obligation of Holder enforceable against Holder in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and Holder has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

     (c) The Debt constitutes all amounts owed to Holder by the Company, and Holder has no other claims, of any kind whatsoever, against the Company.

     (d) Holder understands that the Shares are being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws.

     (e) Holder is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act.

     (f) Holder is and will be acquiring the Shares for Holder's own account, and not with a view to any resale or distribution in whole or in part, in violation of the Securities Act or any applicable securities laws.

     (g) The offer and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 3(a)(9) and/or 4(2) thereof. Holder understands that the Shares purchased hereunder have not been registered under the Securities Act and that none of the Shares can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or the Company receives an opinion of counsel reasonably acceptable to the Company that an exemption from registration under the Securities Act is available (and then the Securities may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws).

3. Representations, Warranties and Covenants of the Company. The Company represents and warrants to Holder, and covenants for the benefit of Holder, as follows:

     (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its



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business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

     (b) The Shares have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Shares shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind.

     (c) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

     (d) The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by the Company, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's restated certificate of incorporation or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or
(iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses (i)(B), (ii) or
(iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

     (e) The delivery and issuance of the Shares in accordance with the terms of and in reliance on the accuracy of Holder's representations and warranties set forth in this Agreement will be exempt from the registration requirements of the Securities Act.

     (f) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated by this Agreement.



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     (g) The Company has  complied and will comply with all  applicable  federal and state securities laws in connection with the offer, issuance and delivery of the Shares hereunder.

4. Conditions Precedent to the Obligation of the Company to Issue the Shares. The obligation hereunder of the Company to issue and deliver the Shares to Holder is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     (a) Holder shall have executed and delivered this Agreement.

     (b) Holder shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Holder at or prior to the Closing Date.

     (c) The representations and warranties of Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

     (d) The Reverse Split and Amended and Restated Certificate shall be effective.

     (e) The conditions to the closing of the transactions contemplated under the Exchange Agreement shall have been satisfied.

5. Conditions Precedent to the Obligation of Holder to Accept the Shares. The obligation hereunder of Holder to accept the Shares is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Holder's sole benefit and may be waived by the Holder at any time in its sole discretion.

     (a) The Company shall have executed and delivered this Agreement.

     (b) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

     (c) Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

     (d) No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement at or prior to the Closing Date.





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     (e) The Capital Transactions shall be effective.

     (f) As of the Closing Date, no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which questions the validity of the Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. As of the Closing Date, no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

6. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas without giving effect conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of Dallas County, Texas in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

7. Notices. All notices, requests and other communications to either Party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such Party at (a) its address set forth on the signature pages hereof or (b) such other address or facsimile number as such Party may hereafter specify. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail, certified or registered with first class postage prepaid, addressed as aforesaid, or
     (ii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section.

8. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the Parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements between the Parties relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the Parties.

9. Counterparts. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.





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     IN WITNESS WHEREOF,  this Agreement was duly executed by the Parties on the date first written above.


                      EQUITY TECHNOLOGIES & RESOURCES, INC.


                         By:
                            ----------------------------------
                            Name: James K. Millard,
                           Title: President & CEO
                         Address: 325 W. Main St Suite 240
                                  Lexington, KY 40507




If Holder is an individual:

                         By:
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                    Printed:
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                    Address:
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If Holder is an entity:

                         ------------------------------------
                         (Name of Entity)


                         By:
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                    Printed:
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                      Title:
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                    Address:
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